Exhibit 10.12
CirTran Corporation
Form 10-KSB
                       CIRTRAN CORPORATION

                  REGISTRATION RIGHTS AGREEMENT

     This Registration Investor Rights Agreement (the "Agreement") is entered into as of the 3rd day of November, 2000, by and among Cirtran Corporation, a Nevada corporation, formerly known as Circuit Technology, Inc. ("Cirtran" or the "Company"), and Future Electronics Corporation, a Delaware corporation, or its assignee or designee ("Investor").

                            RECITALS

     A. The Company proposes to sell and issue 352,070 shares of its restricted common stock (the "Shares") pursuant to a Subscription Agreement and a Settlement Agreement and Release of all Claims of even date herewith between Investor and the Company (collectively, the "Purchase Agreement"); and

     B. As a condition of entering into the Purchase Agreement, Investor has requested that the Company extend to it registration rights, information rights and other rights as set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

     1. Definitions. As used in this Agreement the following terms shall have the following respective meanings:

          "Exchange Act" means the Securities Exchange Act of
1934, as amended.

          "Holder" means any person owning of record Registrable Securities then outstanding that have not been sold to the public or any assignee of record of such Registrable Securities who succeeds to registration rights in accordance with the provisions hereof.

          "Investor" or "Investors" shall mean Future Electronics Corporation together with any other person or persons to whom any of the rights granted to Future Electronics Corporation under this Agreement are assigned in accordance with the provisions hereof.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registrable Securities" means (a) the Shares; (b) any shares of common stock of the Company acquired pursuant to the participation right set forth in Section 3(g) of the Release; and
(c) any common stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the Shares. Notwithstanding the foregoing,

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Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

          "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's common stock that are Registrable
Securities.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification and filing fees, accounting fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for all of the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding Selling Expenses and the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "SEC" or "Commission" means the Securities and Exchange
Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to a registration.

          "Shares" shall mean the Company's common stock issued pursuant to the Purchase Agreement and held by Investor and its permitted assigns.

     2. Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan or relating solely to corporate reorganizations or other transactions under Rule 145 of the Securities Act or that do not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement up to fifty percent (50%) of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement up to fifty percent (50%) of the Registrable Securities held by it shall, within ten (10) days after delivery of the above-described notice from the Company, so notify the Company in writing, in which event the Company shall, subject to the provisions of this Section 2, use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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          Notwithstanding any other provision of  the  Agreement,
if the underwriter managing the registration determines in good faith and notifies the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders requesting registration; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the Holders included in the registration below ten percent (10%) of the total amount of securities included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder has
elected   to   include  securities  in  such  registration.   The
Registration Expenses of such withdrawn registration shall be borne by the Company.

          In the event the total number of shares of Registrable Securities to be included in a registration by all Holders under this Section 2 is limited pursuant to the provisions of the preceding paragraph, such limited total amount shall be allocated among such Holders of Registrable Securities to be included in proportion to the amount of Registrable Securities then held by each such Holder.

          All Holders distributing their Registrable Securities through an underwriting described in this Section 2 shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company, and if any person does not agree to the terms of any such underwriting, said person shall be excluded from the underwriting upon written notice from the Company or the underwriter; provided, that if any shares are so excluded from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in an aggregate amount equal to the number of shares excluded, with such shares to be allocated among the persons requesting additional inclusion on a pro rata basis consistent with the allocation provisions set forth above.

     3.   Obligations of the Company.  Whenever required under
Section 2 to effect the registration of any Registrable
Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 180 days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of the Company; and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act or (ii) reflects facts or events representing a

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material or fundamental
change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (h) Furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration

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of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     4. Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

     5.    Termination  of  Registration Rights.   Each  Holder's
rights pursuant to Section 2 shall expire upon the date that is three (3) years after the date hereof.

     6. Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action under Section 2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities.

     7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities
Act and the Exchange Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

    8. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to
Section 2 may be transferred or assigned by a Holder to any individual or entity which does not compete directly with the Company's business as it is conducted at the time of such transfer; provided, however, that (i) the transferor shall, within ten (10) business days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

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    9.    Amendment of Registration Rights. Any provision  hereof
may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority in interest of the Holders. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder and the Company. By acceptance of any benefits under this agreement, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

    10.    Indemnification.   In  the   event   any   Registrable
Securities are included in a registration statement:

          (a)To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of their legal counsel, accountants, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay to each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

          (b)To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, legal counsel, accountant, underwriter or other such Holder, or partner, director, officer or

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

controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, member, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 10 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that, in no event shall any indemnity under this Section 10 exceed the net proceeds from the offering received by such Holder.

          (c)Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

    11.  Basic Financial Information and Reporting.

          (a) The Company will maintain books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          (b)   As  soon  as practicable after the  end  of  each
fiscal  year of the Company, and in any event within ninety  (90)
days thereafter, the Company will furnish each Investor with

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

a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all audited by independent accountants and prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          (c) The Company will furnish each Investor as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     12.  Miscellaneous.

          (a) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Utah as applied to agreements to be performed entirely within Utah.

          (b) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (c) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          (d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof unless the effect of the declaration of invalidity or unenforceabilty is to reduce the value of Investor's investment, in which event the court declaring any provision unenforceable shall be required to reform the Agreement so as to protect Investor from any reduction in the value of its investment in a manner as nearly identical to the original provision declared invalid as may be possible. Notwithstanding the foregoing, this Section 12(d) does not apply to Section 10 (a) and (b), which governs the Investor's indemnification of the Company.

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

          (e) Waiver. Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of majority of the Holders of Registrable Securities then outstanding.

          (f) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

          (g) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified,
(b) by e-mail if confirmed under subsection (d) below, (c) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (d) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (e) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth in the Purchase Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          (h) Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (i) Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                    [Signature Page Follows]

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


          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date set forth in the first paragraph hereof.

                                   COMPANY:

                                   CIRTRAN CORPORATION



                                   By:  Iehab Hawatmeh
                                   Its: President


                                   INVESTOR:

                                   FUTURE ELECTRONICS CORPORATION



                                  By: ______________________________
                                  Its: _____________________________




                               E-50
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